UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

Schedule 14A

__________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PODCASTONE, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

345 North Maple Drive, Suite 295
Beverly Hills, CA 90210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2025

To the Stockholders of PodcastOne, Inc.:

We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of PodcastOne, Inc., a Delaware corporation (the “Company”), which will be held on Monday, September 8, 2025, at 11:30 a.m. local time at the Company’s principal executive offices located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect the seven director nominees identified in the Proxy Statement to hold office until the 2026 Annual Meeting of Stockholders;

2.      to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;

3.      to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

4.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Bylaws, the Company’s board of directors has fixed the close of business on July 14, 2025 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Executive Chairman
Beverly Hills, California
July 17, 2025

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 8, 2025:

Our Proxy Statement is attached. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2025 Annual Report may be accessed over the internet free of charge at https://ts.vstocktransfer.com/irhlogin/PODCASTONEINC.

We are using U.S. Securities and Exchange Commission rules that allow us to make our Proxy Statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our stockholders of record instead of a paper Proxy Statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our stockholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock in person.

PROXY STATEMENT

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	6
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	10
DIRECTOR COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
EXECUTIVE OFFICERS AND DIRECTORS	21
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
PROPOSAL NO. 3. — APPROVAL OF AN ADJOURMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	25
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	26
EXECUTIVE COMPENSATION	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33
OTHER INFORMATION	36

i

345 North Maple Drive, Suite 295
Beverly Hills, CA 90210

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2025

The board of directors of PodcastOne, Inc., a Delaware corporation (“we,” “us,” “our,” PodcastOne,” the “Company” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, September 8, 2025, at 11:30 a.m. local time at the Company’s principal executive offices located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to stockholders on or about July 17, 2025.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.      Q:     Why did I receive a notice regarding the availability of proxy materials on the internet?

A:     Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our stockholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about July 22, 2025 to all of our stockholders of record entitled to vote at the Annual Meeting.

2       Q:     What is the purpose of the Annual Meeting?

A:     At the Annual Meeting, our stockholders will act upon the matters outlined in this Proxy Statement, including:

•        election of the seven members of our board of directors, the director nominees being Robert S. Ellin, James Berk, Jay Krigsman, Ramin Arani, Patrick Wachsberger, Carolyn Blackwood and Jon Merriman (Proposal No. 1);

•        ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (Proposal No. 2); and

•        approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 3).

Our management, certain members of our board of directors and representatives of Macias Gini & O’Connell LLP, our independent registered public accounting firm, will be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from stockholders.

3.      Q:     Who is entitled to vote at the Annual Meeting?

A:     Only common stockholders as of the close of business on July 14, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 26,412,297 shares of our common stock, $0.001 par value per share.

4.      Q:     What are the voting rights of the holders of our common stock?

A:     Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof.

5.      Q:     Which of my shares may I vote?

A:     All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

6.      Q:     Who can attend the Annual Meeting?

A:     All of our stockholders as of the Record Date may attend the Annual Meeting, or at any adjournment or postponement thereof. Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (310) 858-0888 or tenia@liveone.com for directions to the Annual Meeting.

7.      Q:     Can I find out who the stockholders are?

A:     A list of stockholders as of the Record Date will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

8.      Q:     What constitutes a quorum?

A:     Presence at the Annual Meeting, or at any adjournment or postponement thereof, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting. At the close of business on the Record Date, we had 26,412,297 shares of our common stock issued and outstanding and entitled to vote.

9.      Q:     What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:     Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are, with respect to those shares, the stockholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote in person at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote in person, you may vote by mail, over the internet or by telephone, as described below under the heading “Voting — How can I vote?”

10.    Q:     How do I vote?

A:     If you are a registered stockholder of common stock on the Record Date, meaning that you hold your shares in certificate form or through an account with our transfer agent, VStock Transfer, LLC (“VStock Transfer”), and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or in person at the Annual Meeting:

•        Over the Internet.    Go to the website of our tabulator, VStock Transfer, at https://ts.vstocktransfer.com/pxlogin. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on September 7, 2025, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598, in the postage prepaid envelope we provided. VStock must receive the proxy card not later than September 7, 2025, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        In Person at the Meeting.    You can vote in person by attending the Annual Meeting, or at any adjournment or postponement thereof, and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

11.    Q:     What if I do not specify how my shares are to be voted?

A:     If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 3), will each be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes.” We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 2 and “FOR” Proposal No. 3. We believe that the other proposal (Proposal No. 1) will be considered a “non-routine” item, and your broker will not have discretion to vote on this proposal. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

12.    Q:    What is a broker non-vote?

A:     Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 3), are each a routine matter and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

13.    Q:     May I change my vote after I return my proxy?

A:     Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210; or

•        attending the Annual Meeting, or at any adjournment or postponement thereof, and voting in person.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

14.    Q:     How does our board of directors recommend that I vote?

A:     Our board of directors recommends that you vote your shares:

•        FOR the election of each of the director nominees named in this Proxy Statement (Proposal No. 1);

•        FOR the ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (Proposal No. 2); and

•        FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 3).

15.    Q:     Vote Requirement — How many votes are required to approve each item?

A:     Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

All other proposals (Proposals No. 2 and No. 3 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 2 and 3 are not binding on our board of directors.

16.    Q:     What happens if a nominee is unable to stand for election?

A:     If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

17.    Q:     Vote Count — How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

18.    Q:     Voting Results — Where can I find the voting results of the Annual Meeting?

A:     We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

19.    Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of the Notice of Availability, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Availability or proxy card. If you receive multiple sets of voting materials, please vote each Notice of Availability, proxy card and voting instruction card that you receive.

20.    Q:     Who will pay the costs of soliciting these proxies?

A:     Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

21.    Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Robert S. Ellin, our Executive Chairman, and Aaron Sullivan, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

22.    Q:     Who can help answer my questions?

A:     If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

PodcastOne, Inc.
345 North Maple Drive, Suite 295
Beverly Hills, CA 90210
Attention: Office Manager
(310) 858-0888

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at https://ir.podcastone.com/governance/governance-documents/default.aspx or may be obtained upon written request to:

PodcastOne, Inc.
345 North Maple Drive, Suite 295
Beverly Hills, CA 90210
Attention: Office Manager

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        6 of 7 directors are independent

•        Annual election of all members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 2)

•        Restrictive stock ownership and insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without stockholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of seven directors, six of whom are independent (as determined by our board of directors), one of whom serves as our Executive Chairman and also serves as the CEO and Chairman of LiveOne, Inc. (“LiveOne”), our controlling stockholder. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Berk, Krigsman, Arani, Wachsberger and Merriman and Ms. Blackwood qualify as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, stockholders and professional search firms. Generally, the committee seeks members with diverse backgrounds, viewpoints and life and professional experiences, which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup. Consistent with this commitment, the board appointed its first female member during the fiscal year ending March 31, 2025 and continues to search for other suitable diverse candidates.

Rather than being bound by one-size-fits-all policies regarding the composition of our board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2024 fiscal year, the Nominating Committee annually assesses the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director has the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. One director nominee named in this Proxy Statement has been a member of our board of directors since our fiscal year ended March 31, 2021, one director nominee named in this Proxy Statement has been a member of our board of directors since our fiscal year ended March 31, 2023, four of the director nominees named in this Proxy Statement were appointed during our fiscal year ended March 31, 2024, and the other director nominee named in this Proxy Statement joined us in May 2024, reflecting our evolving and expanding business and leadership needs.

The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its stockholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

Our board of directors constituted our board committees in September 2023 in connection with our direct listing on The Nasdaq Capital Market (the “Direct Listing”) to match the committees’ composition with the skills and experience of our board members.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our stockholders. Stockholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Berk, Krigsman and Arani, with Mr. Arani serving as the chairman. We have not yet appointed a new chairman to chair our Nominating Committee to replace the vacancy created by Mr. Foster’s resignation.

Board Leadership Structure

Currently, the office of Chairman of our board of directors is held by Robert S. Ellin, and we do not have a separate Chief Executive Officer, although Mr. Gray serves as our President. Due to our size and stage of operations, we may determine in the future that it is most effective to have the Chairman of our board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of our board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our President and Chief Financial Officer, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our President or Chief Financial Officer, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the “Corporate Governance” section of our investor relations/corporate governance website https://ir.podcastone.com/governance/governance-documents/default.aspx.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2025. In addition, with regard to our trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Grant Practices Specific to Stock Options

We do not currently generally grant stock options as part of our equity compensation programs. If stock options were to be granted in the future, we would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant stock options (i) during trading blackout periods established under our Insider Trading Policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that disclose material nonpublic information. These restrictions do not apply to restricted stock units, performance stock units, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

During fiscal year 2025, (i) none of our Named Executive Officers were awarded stock options, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Executive Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Stockholder Communications

Stockholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

PodcastOne, Inc.
345 North Maple Drive, Suite 295
Beverly Hills, CA 90210
Attention: Office Manager

The Office Manager will act as agent for the directors in facilitating such communications. In that capacity, the Office Manager may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Our board of directors is soliciting approval of the following director nominees:

•        Robert S. Ellin

•        James Berk

•        Jay Krigsman

•        Ramin Arani

•        Patrick Wachsberger

•        Carolyn Blackwood

•        Jon Merriman

As we elect all members of our board of directors annually, the seven nominees will serve for a one-year term expiring on the date of our 2026 Annual Meeting of Stockholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Ellin and Mr. Carhart, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

The Board of Directors Unanimously Recommends a Vote FOR
Each Named Director Nominee.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Robert S. Ellin, Age: 60

•        Professional Background:    Mr. Ellin has served as a director of our Company since July 1, 2020 and as the Executive Chairman of our board of directors since December 14, 2022. Mr. Ellin is LiveOne’s Chief Executive Officer and Chairman of the board of directors and has been serving in such roles since its inception. Prior to such date Mr. Ellin served in various capacities with Loton, LiveOne’s predecessor, as its founder. Mr. Ellin has more than 20 years of investment and turnaround experience. He is Managing Director and Portfolio Manager of Trinad Capital Master Fund Ltd. (“Trinad Capital”). Trinad Capital is a principal stockholder of LiveOne, our controlling stockholder, and a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin was a founder and served as a member of the board of directors from February 2005 to September 2013, and as Executive Chairman of the board of directors, of Mandalay Digital Group, Inc. (MNDL) from December 2011 to April 2013. He has also served on the Board of Governors at Cedars-Sinai Hospital in Los Angeles, California since March 2007. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a private investment company. Founded in 1990, Atlantis actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, he spearheaded investments into THQ, Inc., Grand Toys, Forward Industries, Inc. (FORD), Majesco Entertainment (COOL) and iWon.com. Mr. Ellin also completed a leveraged buyout of S&S Industries, Inc. where he served as President from 1996 to 1998. S&S Industries was one of the largest manufacturers in the world of underwires which had strong partnerships with leading companies including Bally’s, Maidenform, and Sara Lee. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was Manager of Retail Operations at Lombard Securities. Mr. Ellin received his BBA degree from Pace University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Ellin is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being the Managing Director and Portfolio Manager of Trinad Capital, our controlling stockholder, and his extensive business, investment, finance and public company experience, particularly in investing in micro-cap public companies.

James Berk, Age: 65

•        Professional Background:    Mr. Berk has served as a director of our Company since January 23, 2023. Mr. Berk is currently the Chairman and CEO of Goodman Media Partners since November 2017, investing in early-stage media and tech companies. Previously, Mr. Berk was our Chief Executive Officer from 2015 to 2017, where he led operations and strategy and positioned our Company for acquisition. From 2006 to 2015, Mr. Berk was the Chief Executive Officer of Participant Media, a global media and entertainment company that created content that inspired positive social change. During Mr. Berk’s tenure, Participant greenlit more than 67 films, launched a digital news and social impact channel and cable television network. Prior to that, Mr. Berk served as the Chairman and the Chief Executive Officer of Gryphon Colleges from 2003 to 2006, which acquired and consolidated independent for-profit colleges, as the President and the Chief Executive Officer of Fairfield Communities, America’s largest independent vacation ownership companies from 1999 to 2003, and the President and the Chief Executive Officer of Hard Rock Café International, a global entertainment and leisure company from 1995 to 1999. Since 2015, Mr. Berk has served as the Chairman of the UCLA School of Theater, Film and Television Executive Board, is a member of the USC Rossier School of Education Board and is a voting member of the Academies of Recording, Television, and Motion Picture Arts and Sciences. Mr. Berk received a BA in Fine Arts from California State University, Northridge, and Masters in Public Administration from California Lutheran College.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Berk is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his 25+ years serving as a chief executive officer, his prior experience as our Chief Executive Officer, his knowledge of the entertainment and media sector and his expertise in strategic planning, operations, mergers and acquisitions.

Jay Krigsman, Age: 60

•        Professional Background:    Mr. Krigsman has served as a director of our Company since September 2023. Mr. Krigsman has been the Executive Vice President and Asset Manager of The Krausz Companies since 1992, where he assists in property acquisitions, oversees the company’s property management team and is responsible for developing and implementing strategic leasing programs. Prior to joining The Krausz Companies, Mr. Krigsman had the senior leasing responsibilities for Birtcher Development Co. Mr. Krigsman holds a Certified Commercial Investment Member designation from the CCIM Institute, a Sr. Certified Leasing Specialist designation from the International Council of Shopping Centers and holds a California Real Estate Broker’s License. Mr. Krigsman currently serves on the board of directors of Trinad Capital, our principal stockholder. Mr. Krigsman received a BA in Business Administration from the University of Maryland.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Krigsman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional background and experience in acquisitions and management and him being the Executive Vice President and Asset Manager of The Krausz Companies for over 20 years.

Ramin Arani, Age: 55

•        Professional Background:    Mr. Arani has served as a director of our Company since September 2023. Mr. Arani currently serves as an advisor to LionTree, LLC, a global investment banking firm headquartered in New York City, a role he has held since April 2023, and as a partner at &vest Capital since February 2022. Mr. Arani also currently serves on the boards of directors of Brunello Cucinelli SpA, an Italy-based company engaged in the fashion industry which is listed on the Milan Stock Exchange, and FAST Acquisition Corp II, a NYSE listed special purpose acquisition company. Most recently Mr. Arani served as the Chief Financial Officer of Vice Media Group from November 2019 until December 2021. Prior to that Mr. Arani was a Portfolio Manager at Fidelity Management & Research Company (“FMR Co”), the investment adviser for Fidelity’s family of mutual funds, until his retirement at the end of 2018. Most recently Ramin was Fund Manager of the Fidelity Puritan Fund from February 2008 through September 2018 where the fund achieved top 5% performance relative to Lipper and Morningstar Balanced Fund Peers over all key performance time periods. The Fund was a 5 star rated & Silver designated Fund according to Morningstar, under his management. FMR Co is a wholly owned subsidiary of FMR LLC, which is a greater than 5% stockholder of our Company and acquired its position as part of our public offering completed in December 2017. Fidelity Investments is a leading provider of investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing, and other financial products and services to more than 20 million individuals, institutions and financial intermediaries. Prior to the Puritan Fund, Mr. Arani managed the Fidelity Trend Fund for 7 years, the Health Care Sector Fund in the late 90’s and the Retail Select Fund in the mid-late ‘90’s. As a Fidelity research analyst from 1992-2000 Mr. Arani covered the Aerospace & Defense, REIT, Retail, and Pharmaceutical industries. As an investor in private companies for the past 13 years, Ramin has served on several company boards of directors, such as Legendary Pictures, Vice, Moda Operandi, Rent the Runway, Goop, and Emotion Network. Mr. Arani has also personally been a founding partner and/or board member of Rumble Boxing, ED by Ellen Degeneres and Girlgaze. Among his philanthropic efforts, Mr. Arani has served on the boards of directors of The College Foundation of the University of Virginia, The Nichols School, the Institute for Global Leadership at Tufts University, Opportunity Network, Devereux Cleo Wallace and national dog rescue Danny & Ron’s Rescue. Mr. Arani earned his Bachelor of Arts degree in international relations from Tufts University. He also received the 1994, 1996 and 1998 Institutional Investor “Best of the Buyside” awards for his research work.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Arani is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in the investment industry for over 25 years, including deep understanding of the capital markets.

Patrick Wachsberger, Age: 73

•        Professional Background:    Mr. Wachsberger has served as a director of our Company since September 2023. Mr. Wachsberger currently serves as the founder and manager of Picture Perfect Entertainment LLC, a film and television production and distribution studio he founded in 2018. Prior to that, Mr. Wachsberger was serving as Co-Chairman of Lionsgate Films (Lionsgate Motion Picture Group), an American film production and film distribution studio (“Lionsgate”), joining in January 2012 when Lionsgate acquired Summit Entertainment, which he helped launch in 1993. Mr. Wachsberger has risen to become one of the leading international film executives in the world during his 30-year motion picture industry career. As Co-Chairman at Lionsgate, Mr. Wachsberger oversaw all aspects of Lionsgate’s feature film acquisition, production and distribution and was responsible for leading its motion picture business around the world. During his tenure, Lionsgate’s feature film slate generated nearly $10 billion at the global box office over the past five years, led by the critically-acclaimed breakout sensation Wonder, the global box office phenomenon La Land, winner of six Academy Awards ®, double Oscar® winner Hacksaw Ridge, and the blockbuster Hunger Games, John Wick, and Now You See Me franchises. Other recent hits include The Hitman’s Bodyguard, The Big Sick (in partnership with Amazon Studios) and The Shack. Under Mr. Wachsberger’s leadership, Lionsgate built a global distribution infrastructure encompassing nearly 20 output deals in major territories, including the successful 50/50 joint venture of International Distribution Company in Latin America and Lionsgate’s successful self-distribution operations in the U.K. Lionsgate, while also continuing to grow its film business in China and India. Mr. Wachsberger was awarded in 2017 the prestigious honor of Chevalier des Arts et des Lettres (Knight in the Order of Arts and Letters), received CineEurope’s International Distributor of the Year award in 2018 and was named as a “Game Changer” at the 2016 Zurich Film Festival.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wachsberger is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including with respect to the acquisition, production, growth and distribution of various entertainment assets.

Carolyn Blackwood, Age: 57

•        Professional Background:    Ms. Blackwood has served as a director of our Company since March 2024. Ms. Blackwood is a seasoned executive with over 25 years of leadership experience in the entertainment industry, spanning operations, legal and production roles. Since June 2024, Ms. Blackwood has been serving as the EVP Head of Studio at Sphere Studios, an immersive content studio dedicated to creating multi-sensory live entertainment experiences exclusively for Sphere. Previously, Ms. Blackwood served as the Chief Operating Officer of Warner Bros. Motion Picture Group, a leading global film studio, from August 2019 to September 2022, where she oversaw the financial management, physical production, and operational excellence of the studio’s theatrical and streaming film divisions. Prior to that Ms. Blackwood was the President and Chief Content Officer of New Line Cinema, a division of Warner Bros. Motion Picture Group, where she oversaw the operations of the studio, and held other executive and leadership positions with New Line Cinema and MDP Worldwide. Ms. Blackwood has a proven track record of delivering profitable growth, driving innovation, and fostering strong relationships within the organization, as well as with talent and financing partners across the industry. She has managed a $2 billion annual budget for film production, ensuring the quality, efficiency, and profitability of over 20 projects per year, including multiple global franchise properties. Ms. Blackwood started her career as an entertainment lawyer, representing independent studios in complex commercial negotiations, including talent agreements and financing transactions. She has extensive expertise in creative production, intellectual property, licensing, and corporate governance, as well as significant experience in leading large teams through multiple corporate mergers and restructurings. Ms. Blackwood also serves as a board member for various charitable organizations and as a member of the Academy of Motion Picture Arts and Sciences, as has been an advisor and consultant for multiple film companies, studios, industry associations, non-profit organizations and start-ups. Ms. Blackwood holds a J.D. from Pepperdine Caruso School of Law and a B.A. from Fordham University.

•        Board Membership Qualifications:    Our board of directors has concluded that Ms. Blackwood is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, her extensive experience and leadership in the entertainment industry, including a proven track record of delivering profitable growth, driving innovation, and fostering strong relationships within the organization, as well as with respect to intellectual property, licensing, and corporate governance and mergers and acquisitions.

Jon Merriman, Age: 65

•        Professional Background:    Mr. Merriman has served as a director of our Company since May 2024. With over 35 years of experience in the investment banking, brokerage, and trading businesses, Mr. Merriman has deep experience in corporate turnarounds, debt and equity transactions and helping companies grow across a broad variety of industries, including the healthcare, technology and consumer sectors. He currently serves as Head of Equities for Texas Capital Securities. In that role, Mr. Merriman works closely with public and private corporations across multiple industry groups, private equity investors, law firms and IR firms to leverage the Banks’s resources to create solutions and drive revenue to the firm. Prior to Texas Capital, Mr. Merriman served as Chief Business Officer for B. Riley Financial, the holding company for RILY’s diverse operations since April 2019, as well as having served as Senior Managing Director, Investment Banking, with B. Riley Securities, the firm’s investment banking arm since September 2016. Prior to joining B. Riley, Mr. Merriman was co-chairman and CEO of Merriman Holdings, Inc. from December 2001 to September 2016. Before forming his own firm, Mr. Merriman was Managing Director and Head of Equities for Wells Fargo Securities (“WFS”), formerly First Security Van Kasper (“FSVK”), and served on FSVK’s Board of Directors. As a result of a financing completed by WFS, he was appointed to the Board of Directors of RateXchange Corporation, a telecommunications company. Mr. Merriman was subsequently appointed Chairman and CEO of RateXchange, which he restructured into Merriman Curhan Ford, known as Merriman Capital, Inc. in November 2001. Mr. Merriman holds a B.A. from Dartmouth College.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Merriman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership across a broad variety of industries, including with respect to capital markets, investment banking, public company experience and corporate governance.

Board Meetings

Our board of directors both met in person and/or via telephone/video conference and acted by unanimous written consent during our fiscal year ended March 31, 2025 (the “2025 fiscal year”). Our board of directors met once in person and/or via telephone/video conference during the 2025 fiscal year, with all of the incumbent directors who served as our directors during such period attending more than 75% of the aggregate of the meetings of the board of directors and of board committees on which they served. Our board of directors and our board committees also acted numerous times by unanimous written consent during the 2025 fiscal year. We intend to adopt a formal policy on director attendance at annual meetings of stockholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We held our 2024 annual meeting of stockholders on September 12, 2024.

The board of directors has informally designated Mr. Krigsman to preside over executive sessions of the non-management directors.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. All of the committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at https://ir.podcastone.com/governance/governance-documents/default.aspx or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors’ committees is as follows:

Name	Audit Committee	Nominating Committee	Compensation Committee
Robert S. Ellin
James Berk		☒
Jay Krigsman	☒	☒	☒(Chair)
Patrick Wachsberger			☒
Ramin Arani	☒	☒(Chair)	☒
Carolyn Blackwood
Jon Merriman

Audit Committee

As of the end of our fiscal year ended March 31, 2025, the Audit Committee consisted of and currently consists of Messrs. Arani and Krigsman. The Audit Committee currently consists of the same members. We have not yet appointed a new chairman to chair the Audit Committee to replace the vacancy created by Mr. Foster’s resignation. We anticipate that one or more existing independent members of our board of directors will be appointed to the

Audit Committee, and we have also began to conduct a search to find a well-qualified candidate to serve on our board of directors and/or the Audit Committee that has the applicable experience and the necessary qualifications, skills and perspective. Our board of directors has determined that all of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Arani qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met five times in person and/or via telephone/video conference during our 2025 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

Audit Committee meetings are attended by our Executive Chairman, President and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating Committee

As of the end of our fiscal year ended March 31, 2025, the Nominating Committee consisted of and currently consists of Messrs. Berk, Krigsman, and Arani, with Mr. Arani serving as Chairman of the Nominating Committee. The board of directors has determined that all members of the Nominating Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2025 fiscal year, our Nominating Committee acted solely by unanimous written consent. The specific responsibilities of the Nominating Committee include:

•        identifying, screening and recruiting qualified individuals to become board members;

•        proposing nominations for the board of directors and board committee membership;

•        assessing the composition of the board of directors and board committees;

•        overseeing the performance of the board of directors; and

•        complying with all other responsibilities and duties set forth in the Nominating Committee Charter.

Compensation Committee

As of the end of our fiscal year ended March 31, 2025, the Compensation Committee consisted of and currently consists of Messrs. Krigsman, Arani and Wachsberger, with Mr. Krigsman serving as the Chairman of the Compensation Committee. The board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2025 fiscal year, our Compensation Committee acted solely by unanimous written consent. The specific responsibilities of the Compensation Committee include:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors and executive officers;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Compensation Committee meetings are attended by our Executive Chairman, President and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members receive compensation for their services as a director. Current director compensation consists of an annual grant of between $90,000 and $130,000 worth of restricted stock units (or pro-rata for service less than one year) to each director, consisting of an annual grant of $90,000 worth of restricted stock units to each independent board member and (i) $10,000 worth of restricted stock units to each member of our Audit Committee and an additional $15,000 worth of restricted stock units to the chairman of our Audit Committee, and (ii) $5,000 worth of restricted stock units to each member of our Compensation Committee and an additional $10,000 worth of restricted stock units to the chairman of our Compensation Committee, with the number of restricted stock units calculated based on the fair market value of our stock on the date of the grant approval date. Members of our Nominating Committee do not receive any additional compensation for their service on such committee. On December 24, 2024, our Compensation Committee awarded director compensation for the period from January 23, 2023 (or later as applicable to the respective board member’s start date with our Company) to September 30, 2024, which vested on January 31, 2025, provided that such director continued to serve as our director and if applicable, a member of the respective committee, on the vesting date. At the direction of the Compensation Committee of our board of directors, we intend to undertake a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (x) each of our non-employee directors in cash, (y) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (z) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. We anticipate retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board. We expect to initiate this board of director compensation review during our 2026 fiscal year. Currently, no additional per-meeting fees apply under the plan. Subject to such compensation review, we may also grant to each non-employee director restricted stock units, shares of our common stock and/or stock options to purchase shares of our common stock (A) upon such non-employee director’s appointment to the board of directors (prorated for the period from the director’s appointment through the anticipated date of our next annual meeting of stockholders), and (B) on an annual basis thereafter. We may also grant additional discretionary stock-based awards to our non-employee directors, and subject to our director compensation review and board’s approval, these directors may have the option of electing to receive their cash fees in the form of shares of our common stock. Only non-employee directors are currently eligible to receive compensation for their services as a director. Accordingly, Mr. Ellin, our Chief Executive Officer and Chairman did not and will not receive any separate director compensation during the 2025 fiscal year.

2025 Director Compensation Table

The following table shows compensation paid to the members of our board of directors for the fiscal year ended March 31, 2025.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert S. Ellin	—	—	(3)	—	—	—	—	—
James Berk	—	162,154	(2)	—	—	—	—	—
Jay Krigsman	—	130,382	(3)	—	—	—	—	—
Craig Foster(4)	—	130,382	(2)	—	—	—	—	—
Patrick Wachsberger	—	107,707	(2)	—	—	—	—	—
Ramin Arani	—	119,045	(2)	—	—	—	—	—
Carolyn Blackwood	—	48,778	(2)	—	—	—	—	—
Jon Merriman	—	34,804	(2)	—	—	—	—	—

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the year ended March 31, 2025 included elsewhere in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

(2)     Neither our board of directors nor our Compensation Committee has yet awarded director compensation for the period from October 1, 2024 through September 30, 2025, provided that on December 24, 2024, our Compensation Committee awarded director compensation for the period from January 23, 2023 (or later as applicable to the respective board member’s start date with our Company) to September 30, 2024, which compensates our independent directors for their service through a portion of our fiscal year ended March 31, 2025 (through September 30, 2024). We anticipate that our board of directors or our Compensation Committee will award restricted stock units as compensation to our independent board members for such remaining period of our fiscal year ended March 31, 2025 (from October 1, 2024 to March 31, 2025), which shall vest as of such vesting date as determined by our board of directors (anticipated to be October 31, 2025), provided that such director continues to serve as our director and if applicable, a member of the respective committee, on such vesting date. Accordingly, the 2024 Director Compensation Table above reflects the equity grants that were made to our independent directors during the fiscal year ended March 31, 2025 (as discussed herein). On December 24, 2024, our Compensation Committee approved a plan to compensate our non-employee directors with restricted stock units in lieu of cash director fees for the period from January 23, 2023 (or later as applicable to the respective board member’s start date with our Company) to September 30, 2024, based upon a price of $2.02 per restricted stock unit, which was calculated based on a trailing volume weighted average closing price as of the date determined by the Compensation Committee. All restricted stock units vested on January 31, 2025. Each restricted stock unit represents a contingent right to receive one share of our common stock or the cash value thereof. Each director had the right to delay the vesting of such restricted stock units to a later date for tax purposes. Accordingly, Messrs. Berk, Krigsman, Foster, Wachsberger, Arani and Merriman, and Ms. Blackwood received on such date their grants of our restricted stock units with the following grant date fair value attributable to a portion of our fiscal year ended March 31, 2025: $96,238, $122,970, $122,970, $101,584, $112,277, $34,804 and $48,778, respectively.

(3)      Employee directors do not receive any additional compensation for their services on our board of directors.

(4)      Mr. Foster resigned from service on our board of directors effective October 4, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers (as defined below);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 26,412,297 shares of our common stock outstanding as of July 14, 2025 (the Record Date).

The following table is based upon information supplied by to us by our officers, directors and certain principal stockholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants and settlement of restricted stock units that are either immediately exercisable or issuable or exercisable or issuable on or before September 12, 2025, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o PodcastOne, Inc., 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210.

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
5% or greater stockholders
Robert S. Ellin and his affiliates(1)	1,050,022	4.0%
LiveOne, Inc.(2)	19,761,050	71.8%

Directors and Executive Officers
Kit Gray(6)	281,546	1.1%
Robert S. Ellin(1)	1,050,022	4.0%
Ryan Carhart(3)(6)	16,611	*
Sue McNamara(6)	67,700	*
Jay Krigsman(4)	104,660	*
Ramin Arani	55,113	—
Patrick Wachsberger	49,864	—
James Berk	76,670	*
Carolyn Blackwood	22,582	—
Jon Merriman(5)	437,231	1.7%
All current directors and executive officers as a group (10 persons)(6)(7)	21,923,049	79.4%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 185,000 shares of common stock owned directly by Mr. Ellin; (ii) 506,087 shares of our common stock directly owned by Trinad Capital, as Mr. Ellin, the Managing Director and Portfolio Manager of Trinad Capital, is deemed to have sole voting and dispositive power over such shares, (iii) 34,106 shares of our common stock directly owned by Trinad Capital Management LLC (“Trinad LLC”), as Mr. Ellin, the Managing Member of Trinad LLC, is deemed to have sole voting and dispositive power over such shares; and (iv) 324,829 shares of our common stock directly owned by JJAT Corp. (“JJAT”), an entity owned by Mr. Ellin, as Mr. Ellin is deemed to have sole voting and dispositive power over such shares. Accordingly, securities owned by these entities may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by Trinad LLC, Trinad Capital, JJAT and LiveOne, except for (i) his pecuniary interest therein, (ii) indirect interest of Mr. Ellin by virtue of being a member of Trinad Management, (iii) indirect interest of Mr. Ellin by virtue of being a shareholder of JJAT, (iv) indirect interest of Mr. Ellin by virtue of being a member of Trinad Capital, and (v) indirect interest of Mr. Ellin by virtue of being a stockholder of LiveOne. This shall not be deemed an admission that Mr. Ellin is the beneficial owner of these shares or any other securities reported herein for purposes of Section 16 of the Exchange Act, or for any other purpose. Does not include shares of our common stock held by a family trust and family foundation as to which Mr. Ellin does not exercise voting or dispositive power.

(2)      Consists of (i) 18,661,050 shares of our common stock, and (ii) 1,100,000 shares of our common stock issuable upon exercise of the warrants issued to LiveOne. Robert Ellin, the CEO, Chairman and director of LiveOne and our Executive Chairman and director, has shared voting and dispositive power over the shares of our common stock held by, or issuable to, LiveOne, in accordance with the authority of LiveOne’s board of directors. The principal business address of LiveOne is 269 S. Beverly Drive, #1450, Beverly Hills, CA 90212. Mr. Ellin disclaims beneficial ownership in such securities, except for his pecuniary interest therein.

(3)      Includes 10,050 restricted stock units granted to Mr. Carhart pursuant to his employment offer letter, which would vest as of September 12, 2025, and excludes 10,050 restricted stock units granted to Mr. Carhart pursuant to his employment offer letter, which would not vest as of September 12, 2025, as more fully described below under “Executive Compensation — Named Executive Officer Employment Agreements”. In the event of a Change of Control of the Company (as defined in Mr. Carhart’s employment agreement), 50% of the then-unvested portion of the restricted stock units of our Company granted to Mr. Carhart shall vest effective immediately prior to such event.

(4)      The securities are directly held by Jay Krigsman and the Krigsman Family Trust (the “Krigsman Family Trust”). Mr. Krigsman, a trustee of the Krigsman Family Trust, holds shared voting and dispositive power over any shares of our common stock held by the Krigsman Family Trust. Mr. Krigsman disclaims beneficial ownership in such shares held by the Krigsman Family Trust, except for his pecuniary interest therein.

(5)      Consists of (i) 216,452 shares of our common stock held by Mr. Merriman individually, (ii) 215,579 shares held by the D. Jonathan and Odile Merriman Family Trust (the “Merriman Family Trust”), and (iii) 5,200 shares held in a custodial account (the “Custodial Account”) for the benefit of Mr. Merriman’s son under the Uniform Transfers to Minors Act, as Mr. Merriman, the custodian of the custodial account, holds voting and dispositive power over such shares. Mr. Merriman, a trustee of the Merriman Family Trust and custodian of the Custodial Account, holds shared voting and dispositive power any shares of our common stock held by the Merriman Family Trust and the Custodial Account. Mr. Merriman disclaims beneficial ownership in such shares held by the Merriman Family Trust and the Custodial Account, except for his pecuniary interest therein.

(6)      Does not include restricted stock units granted to Mr. Gray and Ms. McNamara that would not vest as of September 12, 2025 pursuant to the terms of their respective new employment agreements, as more fully described below under “Executive Compensation — Named Executive Officer Employment Agreements”. In the event of a PC1 Change of Control (as defined in respective employment agreement), 100% of the unvested portion of the restricted stock units of our Company granted to such person shall vest effective immediately prior to such event.

(7)      The shares of our common stock held by Trinad Capital, Trinad LLC and JJAT, which are deemed to be beneficially owned by Mr. Ellin, are counted only once in this total.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position(s)
Executive Officers
Kit Gray	49	President
Robert Ellin	60	Executive Chairman and Director
Ryan Carhart	45	Chief Financial Officer
Sue McNamara	61	Chief Revenue Officer

Non-Employee Directors and Director Nominees
Jay Krigsman	60	Director
Ramin Arani	55	Director
Patrick Wachsberger	73	Director
James Berk	66	Director
Carolyn Blackwood	57	Director
Jon Merriman	65	Director

Executive Officers

Kit Gray has served as our President and Co-Founder since October 2012. Prior to such date, Mr. Gray had worked at Katz Media Group (subsidiary of Clear Channel/iHeart Communications) in the Boston, New York and Los Angeles offices. Mr. Gray is a seasoned executive with extensive podcasting experience together with substantial financial and operational experience in building, managing and scaling the podcasting industry. Mr. Gray holds an MBA in finance and marketing from the Crummer Graduate School of Business at Rollins College, where he also received his undergraduate degree.

Robert S. Ellin.    Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors.”

Ryan Carhart has served as the Chief Financial Officer of our Company and LiveOne since February 2025, has served as the Vice President and Controller of the Company and LiveOne since September 2023. Mr. Carhart is a seasoned financial professional with extensive experience in overseeing operations, corporate strategy and development, financial reporting, mergers and acquisitions, establishing and overseeing operational excellence initiatives in growing organizations and public company compliance. Prior to his appointment as the Company’s and LiveOne’s Vice President and Controller, Mr. Carhart served as the Chief Financial Officer at AUDIENCEX, an AI-powered digital ad partner, optimizing programmatic, social, and search campaigns with data-driven strategy and creative solutions, and as the Principal Financial Officer and Principal Accounting Officer of Vado Corp (“Vado”), since May, 2019, where he guided AUDIENCEX through its acquisition by Vado, while overseeing operations and corporate strategy and development. Prior to that, Mr. Carhart served as the Senior Director of Finance and Controller at MNTN, a builder of advertising software for brands to drive measurable conversions, revenue, site visits and more through the power of television. Mr. Carhart previously worked at PricewaterhouseCoopers, a global public accounting firm, with a specialization in the technology and communications industries. Mr. Carhart holds a Master of Science in Accounting and a Master of Business Administration (MSA/MBA) from Northeastern University, along with a PhD from Claremont Graduate University, and is a Certified Public Accountant.

Sue McNamara has served as our Executive Vice President of Sales at PodcastOne since April 2019. Ms. McNamara is a seasoned sales executive with 20+ years of extensive audio experience, including creating new revenue streams, expanding markets reach and driving revenue and market share to new heights. Prior to joining PodcastOne, Ms. McNamara was the VP of Northeast Sales for the United States Traffic Network, after almost a decade as Senior Vice President of Advertising Sales at CBS and 12+ years as the Executive Vice President/General Manager at Interep, for CBS Radio Sales. Ms. McNamara builds world class teams, spearheads revenue growth strategies and cross platform campaigns that cultivate client loyalty, develops sustainable business, and delivers revenue growth. She was named one of Radio Ink’s Most Influential Women in Radio for six years in a row from 2009 – 2014.

Non-Employee Directors

Jay Krigsman.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Ramin Arani.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Patrick Wachsberger.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

James Berk.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Carolyn Blackwood.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Jon Merriman.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Terms of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws and the provisions of the Delaware General Corporation Law. Our directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until his or her resignation, death or removal in accordance with our Bylaws or the Delaware General Corporation Law.

Our officers are appointed by our board of directors and hold office until removed by our board of directors at any time for any reason.

Family Relationships

There are no family relationships between or among any of our directors or executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Independence

Please see bio above under “Corporate Governance — Director Independence”.

Board Committees

Please see bio above under “Proposal No. 1 — Election of Directors — Board Committees”.

Board Leadership Structure

Please see bio above under “Corporate Governance — Board Leadership Structure”.

Risk Oversight

Please see bio above under “Corporate Governance — Risk Oversight and Compensation Risk Assessment”.

Code of Ethics

Please see bio above under “Corporate Governance — Code of Ethics”.

Insider Trading Policy

Please see bio above under “Corporate Governance — Insider Trading Policy”.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2023 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners, were complied with during the fiscal year ended March 31, 2025 and 2024, except that Mr. Gray’s Form 4s filed with the SEC on June 12, 2024 and February 24, 2025, and Mr. Merriman’s and Mr. Ellin’s Form 4s filed with the SEC on March 13, 2025 and December 2, 2024, respectively, were inadvertently filed late.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During the year ended March 31, 2025, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed Macias Gini & O’Connell LLP (the “Auditor”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2026. The Auditor was engaged as our independent registered public accounting firm on July 25, 2022. Representatives of the Auditor are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Stockholder ratification of the appointment of the Auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of the Auditor to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain the Auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2026 fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of the Auditor as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 2.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by the Auditor, our independent registered public accounting firm, for the fiscal year ended March 31, 2025 and 2024 (in thousands):

	Year Ended March 31,
	2025	2024
Description of Service
Audit Fees(1)	$464,163	$522,106
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$464,163	$522,106

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Tax Fees consist of fees for professional services rendered for tax compliance.

Non-Audit Fees

There were no audit or non-audit services provided to us for the years ended March 31, 2025 and 2024 that were not approved by our board of directors. Our board of directors determined that the services rendered by the Auditor are compatible with maintaining their independence as our independent auditors.

Pre-Approval Policies and Procedures

Beginning September 8, 2023, our Audit Committee became responsible, and prior to such period, our board of directors was responsible, for the pre-approval of all audits and permitted non-audit services to be performed for our Company by our independent registered public accounting firm and any other independent accounting firms that we engage. The fees to be paid to the Auditor for the 2025 and 2024 fiscal years were approved, and going forward shall be subject to approval, by our Audit Committee and our board of directors in accordance with the procedures described below.

Our Audit Committee reviews and approves all audit and non-audit services proposed to be provided, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

PROPOSAL NO. 3 — ADJOURNMENT

General

We are asking our stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve this Proposal No. 3. Abstentions will have the same effect as the vote “AGAINST” this Proposal No. 3.

The Board of Directors Unanimously Recommends a Vote FOR this Proposal No. 3.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Ellin and Mr. Carhart, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Executive Chairman
Beverly Hills, California
July 17, 2025

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Auditor was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2025 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included, and such audited financial statements were included, in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, for filing with the SEC.

Respectfully submitted by:
The Audit Committee of the Board of Directors
Ramin Arani
Jay Krigsman

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of March 31, 2025 (the “Named Executive Officers”), were:

•        Kit Gray, our President;

•        Ryan Carhart, our Chief Financial Officer;

•        Sue McNamara, our Chief Revenue Officer; and

•        Aaron Sullivan, our former Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer, for whom disclosure would have been provided in the 2025 Summary Compensation Table but for the fact that he was not serving as our executive officer at the end of March 31, 2025.

2025 Summary Compensation Table

The following table sets forth for the fiscal years ended March 31, 2025 and 2024 compensation awarded or paid to our NEOs.

Name and Principal Position	Fiscal Year ended March 31	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
Kit Gray,	2025	375,000		—	428,195	(3)	—	—	—	27,638	(4)	830,833
President	2024	375,000		—	282,750	(3)	—	—	—	25,730	(4)	683,480
Ryan Carhart,	2025	—	(6)	—	—	(6)	—	—	—	—	(6)	—
CFO, Treasurer and Secretary(5)	2024	—	(6)	—	—	(6)	—	—	—	—	(6)	—
Sue McNamara,	2025	325,000		—	158,375		—	—	—	15,358	(8)	498,733
CRO	2024	325,000		—	163,500	(7)	—	—	—	15,134	(8)	503,634
Aaron Sullivan,	2025	—	(10)	—	—	(10)	—	—	—	—	(10)	—
former CFO(9)	2024	—	(10)	—	—	(10)	—	—	—	—	(10)	—

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the fiscal year ended March 31, 2025 included in our 2025 Annual Report on Form 10-K.

(2)      Unless otherwise indicated, the amount of perquisites and other personal benefits has been excluded as the total value of perquisites and other personal benefits for each Named Executive Officer per year was less than $10,000.

(3)      Represents Mr. Gray’s grant of 50,000 and 325,000 restricted stock units of our Company granted during the respective fiscal year, with each vested restricted stock unit to be settled by issuance to Mr. Gray of one share of our common stock. 50% of the 2025 restricted stock units and all of the 2024 restricted stock units have vested as of March 31, 2025. Does not include 150,000 restricted stock units of LiveOne granted to Mr. Gray pursuant to his employment agreement with our Company, all of which have vested as of March 31, 2025.

(4)      The amount for 2025 represents personal benefits consisting of (i) health, dental and vision insurance in the amount of $18,713, (ii) life, accidental death and dismemberment insurance in the amount of $300 and (iii) 401k match in the amount of $8,625, paid by us on Mr. Gray’s behalf. The amount for 2024 represents personal benefits consisting of (i) health, dental and vision insurance in the amount of $17,360, (ii) life, accidental death and dismemberment insurance in the amount of $120 and (iii) 401k match in the amount of $8,250, paid by us on Mr. Gray’s behalf.

(5)      Mr. Carhart was appointed as our Chief Financial Officer effective as of February 19, 2025.

(6)      Mr. Carhart does not receive any compensation or personal benefits from our Company for his services to us in addition to his compensation received from LiveOne. Does not include 30,000 restricted stock units of our Company granted to Mr. Carhart pursuant to his employment agreement with LiveOne, having a grant date fair value of $24,453, one-third of which restricted stock units having vested as of March 31, 2025.

(7)      Represents Ms. McNamara’s grant of 125,000 restricted stock units of our Company granted during such fiscal year, with each vested restricted stock unit to be settled by issuance to Ms. McNamara of one share of our common stock. All of such restricted stock units have vested as of March 31, 2025. Does not include 75,000 restricted stock units of LiveOne granted to Ms. McNamara pursuant to her employment agreement with our Company, all of which have vested as of March 31, 2025.

(8)      The amount for 2024 represents personal benefits consisting of health, dental and vision insurance in the amount of $6,933, (ii) life, accidental death and dismemberment insurance in the amount of $300 and (iii) 401k match in the amount of $8,125, paid by us on Ms. McNamara’s behalf. The amount for 2024 represents personal benefits consisting of health, dental and vision insurance in the amount of $6,889, (ii) life, accidental death and dismemberment insurance in the amount of $120 and (iii) 401k match in the amount of $8,125, paid by us on Ms. McNamara’s behalf.

(9)      Mr. Sullivan resigned from all of his positions with our Company effective as of February 19, 2025.

(10)    Mr. Sullivan did not receive any compensation or personal benefits from our Company for his services to us in addition to his compensation received from LiveOne. Does not include 100,000 restricted stock units of our Company granted to Mr. Sulivan pursuant to his employment agreement with LiveOne, having a grant date fair value of $107,500.

2025 Outstanding Equity Awards at Fiscal Year Ended

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2025 to our Named Executive Officers. Except as set forth below, all of the outstanding equity awards granted to our Named Executive Officers were fully vested as of March 31, 2025.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Kit Gray	—	—	—	—	—	—	—	25,000	(1)	40,250
Ryan Carhart	—	—	—	—	—	—	—	20,100	(2)	32,361
Sue McNamara	—	—	—	—	—	—	—	—		—
Aaron Sullivan(4)	—	—	—	—	—	—	—	—

____________

(1)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Gray of one share of our common stock, which shall vest as follows: such restricted stock units shall vest on January 16, 2026, subject to Mr. Gray continuing to provide services to us through such vesting date. In the event of a Change of Control (as defined in Mr. Gray’s employment agreement), 50% of any unvested restricted stock units will vest effective immediately prior to such event.

(2)      Represents restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Carhart of one share of our common stock, which shall vest as follows: one-half of the restricted stock units shall vest September 18, 2025, and the remaining one-half of the restricted stock units shall vest on September 18, 2026, subject to Mr. Carhart continuing to provide services to LiveOne through such applicable vesting date. In the event of a PodcastOne Change of Control (as defined in Mr. Carhart’s employment agreement), 50% of any unvested restricted stock units of our Company should vest effective immediately prior to such event.

(3)      The market value of unearned restricted stock units is based on the price of $1.61, the closing price of our common stock on March 31, 2025 (the last trading day of our 2025 fiscal year, as required under the applicable rules).

(4)      As a result of Mr. Sullivan’s resignation from all of his positions with our Company effective as of February 19, 2025, Mr. Sullivan forfeited all of his unvested restricted stock units.

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Kit Gray

Effective as of June 1, 2025 (the “Effective Date”), we entered into a new employment agreement with Kit Gray, our current President (the “Gray Employment Agreement”). The term of the Gray Employment Agreement is for two years from the Effective Date at an annual salary of $375,000. Mr. Gray is eligible to earn a discretionary annual performance bonus for each whole or partial fiscal year of his employment period with our Company in accordance with our annual bonus plan applicable to our executive officers. Mr. Gray’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Pursuant to the Gray Employment

Agreement, Mr. Gray was granted: (i) 700,000 restricted stock units of our Company (the “Company RSUs”), and (ii) 150,000 restricted stock units of LiveOne (the “LiveOne RSUs” and together with the Company RSUs, the “Gray RSUs”). The Company RSUs were granted pursuant to our 2022 Equity Incentive Plan (the “Company EIP”), and the LiveOne RSUs were granted pursuant to LiveOne’s 2016 Equity Incentive Plan, as amended (the “LiveOne EIP”). The Gray RSUs shall vest as follows: (i) 25% of the Gray RSUs shall vest on the six-month anniversary of the Effective Date (the “Initial Vesting Date”), and (ii) thereafter, 25% of the Gray RSUs shall vest on each subsequent six-month anniversary of the Initial Vesting Date (each a “Subsequent Vesting Date”), such that all of the Gray RSUs shall fully vest on the two year anniversary of the Effective Date, provided that the Company RSUs shall vest earlier than the foregoing applicable vesting dates as follows: (x) one-third of the Company RSUs shall vest if during the Term, the shares of the Company’s common stock have traded at a price of $3.50 per share or more for a period of at least 90 consecutive days, (y) one-third of the Company RSUs shall vest if during the Term, the shares of our common stock have traded at a price of $5.00 per share or more for a period of at least 90 consecutive days, and (z) one-third of the Company RSUs shall vest if during the Term, the shares of our common stock have traded at a price of ten $10.00 per share or more for a period of at least 90 consecutive days, subject to Mr. Gray being continuously employed by and being in good standing with our Company and the Gray Employment Agreement being in effect, in each case through each applicable vesting date (except as provided below). Each vested Company RSU shall be settled by delivery to Mr. Gray of one share of our common stock promptly following the applicable vesting date (except as provided below). Each vested LiveOne RSU shall be settled by delivery to Mr. Gray of one share of LiveOne’s common stock promptly following the applicable vesting date (except as provided below).

In the event a PC1 Change of Control (as defined in the Gray Employment Agreement), if Mr. Gray remains employed by our Company through the date of such PC1 Change of Control, 50% of Mr. Gray’s then unvested Company RSUs shall vest in full effective immediately prior to such event. In the event a LVO Change of Control (as defined in the Gray Employment Agreement), if Mr. Gray remains employed by our Company through the date of such LVO Change of Control, 50% of Mr. Gray’s then unvested LiveOne RSUs shall vest in full effective immediately prior to such event.

If Mr. Gray’s employment is terminated by us without “Cause” or by Mr. Gray for “Good Reason” (each as defined in the Gray Employment Agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will be obligated to (i) pay Mr. Gray certain accrued obligations and to continue to pay Mr. Gray his base salary for a period that is the lesser of (x) 6 months from the effective termination date and (y) the remaining period of the term of the Gray Employment Agreement, and (ii) accelerate the vesting of 100% of any unvested RSUs and any other equity awards granted by us to Mr. Gray. The foregoing termination benefits are subject to Mr. Gray’s delivery to us of an executed release of claims against it and its affiliates and continued compliance with his confidentiality agreement with our Company.

Employment Agreement with Ryan Carhart

Mr. Carhart has not entered into a separate employment agreement with our Company and provides services to us pursuant to his employment agreement with LiveOne, with no additional compensation paid by us to him for such services, other than the issuance of our restricted stock units as provided herein. Pursuant to his employment offer letter with LiveOne, effective as of September 18, 2023, Mr. Sullivan was granted 30,000 restricted stock units of our Company. 33.3% of such restricted stock units vested on September 18, 2024 (the “Initial Vesting Date”), and the remaining 33.3% of such restricted stock units shall vest in two equal increments of one-third each on each of the first two anniversaries of the Initial Vesting Date with the last third vesting date being September 18, 2026 (each a “Subsequent Vesting Date” and collectively with the Initial Vesting Date, the “Vesting Dates”), subject to Mr. Carhart being continuously employed by and being in good standing with LiveOne and his employment offer letter being in effect, in each case through each applicable Vesting Date (except as provided herein). In the event of a Change of Control (as defined in Mr. Carhart’s employment offer letter with LiveOne), if Mr. Carhart remains employed by LiveOne through the date of such Change of Control, 50% of such restricted stock units shall vest in full effective immediately prior to such event.

Employment Agreement with Sue McNamara

Effective as of the Effective Date, we entered into a new employment agreement with Sue McNamara, our current Chief Revenue Officer (the “McNamara Employment Agreement”). The term of the McNamara Employment Agreement is for two years from the Effective Date at an annual salary of $325,000. Ms. McNamara is eligible to earn a discretionary annual performance bonus for each whole or partial fiscal year of her employment period with our Company in accordance with our annual bonus plan applicable to our executive officers. Ms. McNamara’s “target” performance bonus shall be 100% of her average annualized base salary during the fiscal year for which the performance bonus is earned. Pursuant to the McNamara Employment Agreement, Ms. McNamara was granted

150,000 Company RSUs and 25,000 LiveOne RSUs (collectively, the “McNamara RSUs”). The Company RSUs were granted pursuant to the Company EIP, and the LiveOne RSUs were granted pursuant to the LiveOne EIP. The McNamara RSUs shall vest as follows: (i) 25% of the McNamara RSUs shall vest on the Initial Vesting Date, and (ii) thereafter, 25% of the McNamara RSUs shall vest on each Subsequent Vesting Date, such that all of the McNamara RSUs shall fully vest on the two-year anniversary of the Effective Date, subject to Ms. McNamara being continuously employed by and being in good standing with our Company and the McNamara Employment Agreement being in effect, in each case through each applicable vesting date (except as provided below). Each vested Company RSU shall be settled by delivery to Ms. McNamara of one share of our common stock promptly following the applicable vesting date (except as provided below). Each vested LiveOne RSU shall be settled by delivery to Ms. McNamara of one share of LiveOne’s common stock promptly following the applicable vesting date (except as provided below).

In the event a PC1 Change of Control (as defined in the McNamara Employment Agreement), if Ms. McNamara remains employed by our Company through the date of such PC1 Change of Control, 50% of Ms. McNamara’s then unvested Company RSUs shall vest in full effective immediately prior to such event. In the event a LVO Change of Control (as defined in the McNamara Employment Agreement), if Ms. McNamara remains employed by our Company through the date of such LVO Change of Control, 50% of Ms. McNamara’s then unvested LiveOne RSUs shall vest in full effective immediately prior to such event.

If Ms. McNamara’s employment is terminated by us without “Cause” or by Ms. McNamara for “Good Reason” (each as defined in the McNamara Employment Agreement, subject to our right to cure), she will be entitled to termination benefits, pursuant to which we will be obligated to (i) pay Ms. McNamara certain accrued obligations and to continue to pay Ms. McNamara her base salary for a period that is the lesser of (x) 6 months from the effective termination date and (y) the remaining period of the term of the McNamara Employment Agreement, and (ii) accelerate the vesting of 100% of any unvested RSUs and any other equity awards granted by us. The foregoing termination benefits are subject to Ms. McNamara’s delivery to us of an executed release of claims against it and continued compliance with her confidentiality agreement with our Company.

Narrative Disclosure of Compensation Policies and Practices as They Relate to the Company’s Risk Management

We believe that our compensation policies and practices for all employees and other individual service providers, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on us.

2022 Equity Incentive Plan

The following summary of the principal features of our 2022 Equity Incentive Plan (the “2022 Plan”) is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated by reference as Exhibit 10.2 to our Annual Report on Form 10-K, filed with the SEC on July 2, 2025. Pursuant to the 2022 Plan, there are 2,000,000 shares of our common stock reserved for future issuance to our employees, directors and consultants. Incentive awards authorized under the 2022 Plan include, but are not limited to, nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and stock appreciation rights. If an incentive award granted under the 2022 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to our Company in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2022 Plan.

As of March 31, 2025, we granted incentive awards underlying 1,361,027 shares of our common stock under the 2022 Plan with a fair value of $3.14 per share. 1,083,427 of the awards had vested and 45,250 have been forfeited as of March 31, 2025. As of March 31, 2025, we recognized $4.3 million of stock compensation for vested restricted stock units. Unrecognized compensation costs for unvested restricted stock units of our Company issued to employees was $0.3 million, which is expected to be recognized over a weighted-average service period of 1.29 years.

Administration — The 2022 Plan is administered by our Compensation Committee or our board of directors in the absence of such a committee. Subject to the terms of the 2022 Plan, the 2022 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2022 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2022 Plan administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2022 Plan, and make all other determinations deemed necessary or advisable for administering the 2022 Plan.

Grants — The 2022 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2022 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The Compensation Committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2022 Plan authorizes the granting of stock awards. The Compensation Committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2022 Plan upon the number of shares of our common stock that may be awarded or sold under the 2022 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2022 Plan administrator provides otherwise, the 2022 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2022 Plan, the 2022 Plan administrator will adjust the number and class of shares that may be delivered under the 2022 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2022 Plan.

Dissolution, Liquidation — The 2022 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards — Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2022 Plan provides that in the event of a merger or a change of control, as defined under the 2022 Plan, each outstanding award will be treated as the 2022 Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2022 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2022 Plan would terminate ten years after it was adopted.

Compliance with Section 162(m) of the Code — Section 162(m) of the Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) included changes to Section 162(m) effective for years after 2017. Prior to 2018, “covered employees” included the chief executive officer of the company and the three other highest paid officers of the company (other than the chief financial officer). For 2018 and later years, “covered employees” include the chief executive officer of the company, the chief financial officer of the company, the three highest paid officers of the company (other than the chief executive officer and the chief financial officer) and any employee who qualified as a “covered employee” for any tax year beginning after 2022. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that was based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation”; but a transition rule provides that the “qualified performance-based compensation” exemption will continue to apply to grandfathered arrangements made pursuant to a binding contract in effect on or before November 2, 2017 that is not materially modified thereafter. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy has generally been to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the compensation committees may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our stockholders despite the fact that such arrangements may not, in whole or part, qualify for tax deductibility. Going forward, we intend to continue to design our executive compensation arrangements to be consistent with our best interests and those of our stockholders; accordingly, the compensation committees, while considering the tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the elimination of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Forfeiture Provisions — The 2022 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events — The 2022 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2022 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of March 31, 2025.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted- Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	—	$—	684,223
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	684,223

____________

(1)      Represents securities issued under our 2022 Plan.

On December 15, 2022, the Company’s board of directors and LiveOne as the sole stockholder, through its wholly owned subsidiary, LiveXLive PodcastOne, Inc., approved the 2022 Plan which reserved a total of 2,000,000 shares of the Company’s common stock for issuance. Incentive awards authorized under the 2022 Plan include, but are not limited to, nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and stock appreciation rights. If an incentive award granted under the 2022 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to the Company in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2022 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since April 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

May 2025 Debentures Financing

On May 19, 2025, LiveOne and our Company entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which (i) LiveOne sold to the Purchasers LiveOne’s Original Issue Discount Senior Secured Convertible Debentures (the “Initial Debentures”) in an aggregate principal amount of $16,775,000 for an aggregate cash purchase price of $15.25 million, and (ii) if certain conditions are satisfied as set forth in the SPA, including at least one of the Conditions (as defined below), LiveOne may sell at its option to the Purchasers LiveOne’s additional Original Issue Discount Senior Secured Convertible Debentures in an aggregate principal amount of $11,000,000 on substantially the same terms as the Initial Debentures (the “Additional Debentures” and collectively with the Initial Debentures, the “Debentures”), in a private placement transaction (the “Financing”). The Debentures are convertible into shares of LiveOne’s common stock at the holder’s option at a conversion price of $2.10 per share, subject to certain customary adjustments such as stock splits, stock dividends and stock combinations. LiveOne may sell to the Purchasers the Additional Debentures if within 15 months of the Closing Date either of the following conditions have been satisfied during such 15-month period (the “Conditions”): (x) the VWAP (as defined in the SPA) of LiveOne’s common stock has been equal to or greater than $4.20 per share (subject to certain customary adjustments such as stock splits, stock dividends and stock combinations) for 30 consecutive trading days, or (y) Free Cash Flow (as defined in the SPA) has been equal to or greater to $3,000,000 for three consecutive fiscal quarters, and has increased in each of the foregoing quarters from the immediately preceding fiscal quarter.

The Initial Debentures mature on May 19, 2028 and accrue interest at 11.75% per year. Commencing with the calendar month of August 2025 (subject to the following sentence), the holders of the Initial Debentures will have the right, at their option, to require LiveOne to redeem an aggregate of up to $100,000 of the outstanding principal amount of the Debentures per month. For the month of August 2025, the holders may not submit a redemption notice for such a redemption prior to August 18, 2025. Commencing from November 18, 2025, May 18, 2026 and May 18, 2027, the holders of the Initial Debentures will have the right, at their option, to require LiveOne to redeem an aggregate of up to $150,000, $250,000 and $300,000, respectively, of the outstanding principal amount of the Initial Debentures per month. LiveOne will be required to promptly, but in any event no more than two trading days after a holder of the Initial Debentures delivers a redemption notice to LiveOne, pay the applicable redemption amount in cash.

Subject to the satisfaction of certain conditions, including applicable prior notice to the holders of the Initial Debentures, at any time after May 19, 2026, LiveOne may elect to prepay all, but not less than all, of the then outstanding Initial Debentures for a prepayment amount equal to the outstanding principal balance of then outstanding Initial Debentures plus all accrued and unpaid interest thereon, together with a prepayment premium equal to the following (the “Prepayment Premium”): (a) if the Initial Debentures are prepaid after May 19, 2026, but on or prior to May 19, 2027, 5% of the entire outstanding principal balance of the outstanding Initial Debentures (or the applicable portion thereof required to be prepaid by LiveOne); and (c) if the Initial Debentures are prepaid on or after May 19, 2027, but prior to the maturity date of the Initial Debentures, 4% of the entire outstanding principal balance of then outstanding Initial Debentures (or the applicable portion thereof required to be prepaid by LiveOne). Subject to the satisfaction of certain conditions, LiveOne shall be required to prepay the entire outstanding principal amount of all of then outstanding Initial Debentures in connection with a Change of Control Transaction (as defined in the Initial Debentures) for a prepayment amount equal to the outstanding principal balance of then outstanding Initial Debentures, plus all accrued and unpaid interest thereon, plus the applicable Prepayment Premium based on when such Change of Control Transaction occurs within the period set forth above applicable to such Prepayment Premium; provided, that (x) if a Change of Control Transaction occurs on or prior to May 19, 2026, plus 10% of the entire outstanding principal balance of then outstanding Initial Debentures; (y) if the Specified Carve-Out Transaction (as defined in the Debentures) in consummated, LiveOne shall be required to prepay the Initial Debentures, in an aggregate amount equal to the lower of the outstanding principal balance of then outstanding Initial Debentures and $7,500,000, in each case, plus the applicable Prepayment Premium, and (z) if a Permitted Disposition (as defined in the Debentures) pursuant to clause (g) of the definition thereof is consummated, LiveOne shall be required to prepay the Initial Debentures in an aggregate amount equal to the lower of the outstanding principal balance of then outstanding Initial Debentures and 50% of the first $1,000,000 of net proceeds resulting from such Permitted Disposition up to $1,000,000 and 25% of such net proceeds in excess of $1,000,000, in each case, plus the applicable Prepayment Premium.

LiveOne’s obligations under the Debentures can be accelerated upon the occurrence of certain customary events of default. In the event of default and acceleration of LiveOne’s obligations, LiveOne would be required to pay the applicable prepayment amount described above.

LiveOne’s obligations under the Debentures have been guaranteed under a Subsidiary Guarantee, dated as of May 19, 2025 (the “Subsidiary Guarantee”), by certain of its wholly owned subsidiaries, including our Company, Slacker, Inc. and LiveXLive, Corp. (collectively, the “Guarantors”). LiveOne’s obligations under the Debentures and the Guarantors’ obligations under the Subsidiary Guarantee are secured under a Security Agreement (the “Security Agreement”) entered into on May 19, 2025 among LiveOne, the Guarantors, certain Purchasers and JGB Collateral, LLC (the “Agent”) as agent for the Purchasers (the “Security Agreement”), by a lien on all of LiveOne’s and the Guarantors’ assets, including our Company’s assets, subject to certain exceptions. In addition, pursuant to the Security Agreement, LiveOne and the Guarantors agreed to pay to the Agent a collateral monitoring fee on the outstanding principal balance of the Debentures at per annum rate of 1%, which fee shall accrue daily and shall be payable to the Agent in cash on the last business day of each calendar month. LiveOne must also maintain a specified minimum cash balance (as set forth in the Debentures) and maintain minimum amounts of liquidity.

LiveOne agreed to file a registration statement on Form S-3 (or such other form that LiveOne is then eligible for) (the “Registration Statement”) to register the resale of the shares of its common stock underlying the Initial Debentures within 60 days of May 19, 2025 (and within 30 days of the sale, if any, of the Additional Debentures) and to obtain effectiveness of the Registration Statement within 150 days following May 19, 2025 (and within 90 days of the sale, if any, of the Additional Debentures).

On May 22, 2025, in connection with the completion of the Financing, LiveOne paid off all obligations owing under, and terminated, that certain Business Loan Agreement, dated as of January 28, 2025, between East West Bank and LiveOne, and all related loan agreements, in the aggregate outstanding amount equal to approximately $2.57 million.

Other

As of July 14, 2025, our parent, LiveOne, holds approximately 18.6 million shares of our common stock and 1,100,000 common stock warrants to purchase shares of our Company, and our directors and management of LiveOne beneficially own approximately 2.0 million shares of our common stock.

During the years ended March 31, 2025 and 2024, we were allocated expenses by LiveOne attributed to the overhead expenses incurred on behalf of our Company. The amount allocated to our Company from LiveOne for the years ended March 31, 2025 and 2024, was $1.0 million and $0.7 million, respectively.

As of March 31, 2025 and 2024, we had a related party payable owed to LiveOne of $0.5 million and $0.3 million, respectively which primarily consisted of expenses related to overhead expenses paid on behalf of our Company. As of March 31, 2025 and 2024, we had a related party receivable from LiveOne of $0.4 million and $0.1 million, respectively which primarily consisted of cash allocated to LiveOne.

During the year ended March 31, 2025, we issued 1,315,880 shared of our common stock with a fair value of $2.3 million in exchange for amounts owed under a cost sharing agreement between LiveOne and our Company.

Policy and Procedures Governing Related Person Transactions

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest (or the perception thereof). Following the completion of our spin-out from LiveOne and our direct listing on The Nasdaq Capital Market (the “Spin-Out”), our board of directors adopted a written policy on transactions with related persons that is in conformity with the requirements for companies having common stock that is listed on Nasdaq. This policy shall cover any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, that meets the disclosure requirements set forth in Item 404 under the Securities Act, in which we were or are to be a participant and in which a “related person,” as defined in Item 404, had, has, or will have a direct or indirect material interest. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. Such policy shall otherwise provide the procedures and requirements of approval of such related party transactions by our audit committee or our board of directors. All of the transactions described in this section occurred prior to the adoption of this policy.

Legal Policies

Until the later of LiveOne ceasing to be a “controlling person” of us as defined in the Securities Act and such date that LiveOne ceases to provide us with legal, financial or accounting services under the Administrative Services Agreement, we will comply with all LiveOne rules, policies and directives identified by LiveOne as critical to legal and regulatory compliance, to the extent such rules, policies and directives have been previously communicated to us, and will not adopt legal or regulatory policies or directives inconsistent with the policies identified by LiveOne as critical to legal and regulatory compliance.

Indemnification of Directors and Officers

Our Amended and Restated Bylaws provides that we will indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). In addition, our Amended and Restated Certificate of Incorporation provides that our directors and officers will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. In addition, we expect to enter into an indemnification agreement with each of our directors and executive officers in connection with the completion of the Spin-Out, which requires us to indemnify them. For more information regarding these agreements, see section captioned “Description of Capital Stock — Limitation on Liability of Directors and Indemnification” of our Post-Effective Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on February 15, 2024.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Stockholder Proposals for the 2026 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2026 Annual Meeting of Stockholders, the proposal must (i) be delivered to us no later than March 31, 2026 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2026 proxy materials.

Alternatively, under our Bylaws, a stockholder may bring a proposal before our 2026 Annual Meeting of Stockholders, without including the proposal in our proxy materials, if (i) the stockholder provides us notice of the proposal between May 15, 2026 and June 15, 2026, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2026 Annual Meeting of Stockholders. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Our bylaws are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.podcastone.com/financials/sec-filings/default.aspx.

Proposals should be addressed to:

PodcastOne, Inc.
345 North Maple Drive, Suite 295
Beverly Hills, CA 90210
Attention: Office Manager

Nomination of Directors for the 2026 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our stockholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to September 8, 2026 (the first anniversary of our 2025 Annual Meeting of Stockholders) and not later than the 120th day prior to September 8, 2026 (the first anniversary of our 2025 Annual Meeting of Stockholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Stockholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.podcastone.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our Annual Report on Form 10-K for the year ended March 31, 2025, as filed with the SEC on July 2, 2025, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.podcastone.com/financials/sec-filings/default.aspx. A paper copy of the Annual Report may be obtained upon written request to: PodcastOne, Inc., 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, attention: Office Manager. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those stockholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to PodcastOne, Inc., 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, Attention: Office Manager, or by phone at (310) 858-0888. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Executive Chairman
Beverly Hills, California
July 17, 2025

SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. (Eastern Time) September 7, 2025. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.com VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on Monday, September 8, 2025, at 11:30 a.m. local time at the principal executive offices of PodcastOne located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210, and for any adjournment or postponement thereof. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. 2025 Annual Meeting of Stockholders Proxy Card - PodcastOne, Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE AND “FOR” ALL OTHER LISTED PROPOSALS. 1. Election of Directors. FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Robert S. Ellin 02 James Berk 03 Jay Krigsman 04 Ramin Arani 05 Patrick Wachsberger 06 Carolyn Blackwood 07 Jon Merriman 2. Ratification of the appointment of Macias Gini & O’Connell LLP as PodcastOne’s independent registered public accounting firm for the fiscal year ending March 31, 2026. FOR AGAINST ABSTAIN 3. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting. Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN AC:ACCT999 90.00

PODCASTONE, INC. 2025 Annual Meeting of Stockholders September 8, 2025 11:30 a.m. Pacific Daylight Time YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 8, 2025: The Notice of Annual Meeting of Stockholders, Proxy Statement, Sample Proxy Card and 2025 Annual Report may be accessed over the internet free of charge at: https://ts.vstocktransfer.com/irhlogin/PODCASTONEINC DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Robert S. Ellin and Ryan Carhart, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of PodcastOne, Inc. (the “Company”) beginning on July 17, 2025 in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) to be used at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 8, 2025 at 11:30 A.M. (Pacific Daylight Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at the Company’s principal executive offices located at 345 North Maple Drive, Suite 295, Beverly Hills, CA 90210 This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of all Company director nominees, FOR the ratification of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, and FOR the approval of an adjournment of the Annual Meeting, if necessary, and, in the case of other matters that legally come before the meeting, as said proxy(ies) may deem advisable. Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by PodcastOne, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years. Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)